Exhibit 10.22

LANDLORDS CONSENT AND AGREEMENT
(Sublease)

This Landlord's Consent and Agreement (the "Consent") is attached to that certain Sublease Agreement (the "Sublease"), dated March 18, 2014 for reference purposes, by and between DCG SYSTEMS, INC., a Delaware corporation ("Sublessor") and QUANTENNA COMMUNICATIONS, INC., a Delaware corporation ("Sublessee"), by which Sublessor subleases approximately 5,000 square feet of space (the "Subleased Premises") at 3400 West Warren Avenue, Fremont, California (the "Building"), to Sublessee. The Subleased Premises is more specifically described in the Sublease. Capitalized terms used in this Consent and not otherwise defined herein shall have meaning set forth in the Sublease.

The undersigned, JER BAYSIDE, LLC, a Delaware limited liability company ("Landlord") is the "Landlord" under that certain Industrial Lease dated April 22, 2013, between Landlord and Sublessor, as "Tenant" (the "Lease" or the "Master Lease"). The Lease is referred to in the Sublease as the "Master Lease". Landlord hereby consents to the subletting described in the Sublease upon the following express terms and conditions. Terms used in this Consent shall have the meanings set forth in the Sublease and the Lease.

Landlord acknowledges that the Basic Lease Information in the Master Lease refers to the first two years of the Term of the Master Lease as "Phase I", during which time occupancy of approximately 45,000 square feet of the Premises covered by the Lease is permitted, and the Lease refers to the remainder of the Term of the Master Lease as "Phase II", during which time the remaining 10,000 square feet of the Premises covered by the Lease may also be occupied. Notwithstanding the foregoing provision of the Master Lease, Landlord agrees that occupancy of the Subleased Premises as further described herein is permitted during Phase I.

1.     The Sublease is subject and subordinate to the Lease and to all of the terms, covenants, conditions, provisions and agreements set forth in the Lease. The Sublease shall automatically terminate on the expiration or earlier termination of the Lease unless an earlier date is stated in the Sublease as the expiration date for the Sublease, in which case the Sublease shall terminate on such earlier date.

2.     Sublessee shall perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of the Lease to the extent of the Subleased Premises, for the period of such subletting.

3.     Neither such subletting nor this Consent shall:

(a) release or discharge Sublessor from any liability, whether past, present or future, under the Lease;

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(b) operate as a consent or approval by Landlord to or of any of the terms, covenants conditions, provisions or agreements of the Sublease and Landlord shall not be bound thereby;

(c) be construed to modify, waive or affect any of the terms, covenants, conditions, provisions or agreements of the Lease or to waive any breach thereof, or any of Landlord's rights as Landlord thereunder; or to enlarge or increase Landlord's obligations as Landlord thereunder, or

(d) be construed as a consent by Landlord to any further subletting either by Sublessor or by Sublessee or to any assignment by Sublessor of the Lease or assignment by Sublessee of the Sublease, whether or not the Sublease purports to permit the same and, without limiting the generality of the foregoing, both Sublessor and Sublessee agree that Sublessee has no right whatsoever to assign, mortgage or encumber the Sublease or permit any portion of the Subleased Premises to be used or occupied by any other party.

4.     In the event of Sublessor's default under the provisions of the Lease, the rent due from the Sublessee under the Sublease shall be deemed assigned to Landlord and Landlord shall have the right upon such default at any time, at Landlord's option, to give notice of such assignment to Sublessee, and Sublessee shall thereafter pay all rent under the Sublease directly to Landlord. Landlord shall credit Sublessor with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from Sublessee as the result of any such default shall in no manner whatsoever be deemed an attornment by Sublessee to Landlord, or serve to release Sublessor from liability under the terms, covenants, condition, provisions or agreements under the Lease.

5.     Sublessee is currently a tenant of certain premises located adjacent to the Subleased Premises pursuant to that certain Industrial Lease, dated January 12, 2009, as amended by that certain First Amendment to Lease dated May 1, 2011 (the "Quantenna Direct Lease"). Concurrently herewith, Sublessee and Landlord are entering into a Second Amendment to Lease to the Quantenna Direct Lease (the "Second Amendment to Quantenna Direct Lease"). The parties hereto acknowledge that the Second Amendment to Quantenna Direct Lease provides that, for each month during the term of the Sublease, Sublessee, as "Tenant" under the Quantenna Direct Lease, shall pay directly to Landlord, Tenant's Proportionate Share of all Operating Expenses for the Subleased Premises, which amounts shall constitute Additional Rent under the Quantenna Direct Lease, which is estimated to be approximately $1,400.00 per month ($0.28 per rentable square foot) as outlined in Section 1.6.a.ii of the Sublease. The parties hereto acknowledge that this amount shall be paid directly to Landlord by Sublessee. In addition, at the end of the term of the Sublease, Landlord shall provide a statement of the actual amount of Tenant's Proportionate Share of all Operating Expenses for the Subleased Premises so that a reconciliation of the estimated amounts and actual amounts can be performed by Landlord and Sublessee.

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6.     This Consent is not assignable, nor shall this Consent be consent to any amendment, modification, extension or renewal of the Sublease, without Landlord's prior written consent.

7.     Sublessor and Sublessee covenant and agree that, under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease, and Sublessor and Sublessee agree to indemnify Landlord against same and against any cost or expense (including but not limited to counsel fees) incurred by Landlord in resisting any claim or any such brokerage commission.

8.     Except as otherwise set forth in Section 16 below, Sublessor and Sublessee understand and acknowledge that Landlord's consent hereto is not a consent to any improvement or alteration work being performed in the Subleased Premises, and that Landlord's consent must be separately sought for such work.

9.     Notwithstanding any provision of the Sublease or this Consent to the contrary, Sublessee agrees that Landlord shall not be (i) liable for any act or omission of Sublessor under the Sublease, (ii) liable for any act or omission by any party which occurred prior to the termination date, (iii) subject to any offsets or defenses which Sublessee may have against Sublessor (iv) bound by any payment of rent or other sums made by Sublessee for any advance period under the Sublease, (v) bound by any security deposits which Sublessee might have paid to Sublessor or any other party, or (vi) bound by any amendment or modification of the Sublease made without Landlord's prior written consent, which may be withheld in the sole and absolute discretion of Landlord.

10.     Both Sublessor and Sublessee shall be and continue to be liable for the payment of all bills rendered by Landlord for charges incurred by Landlord for services and materials supplied to the Subleased Premises.

11.     This Consent shall for all purposes be construed in accordance with and governed by the laws of the State of California.

12.     This Consent shall not be effective until executed by all the parties hereto.

13.     If any one of more of the provisions contained in this Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provision contained in this Consent shall not in any way be affected or impaired thereby.

14.     Without limiting any other provision of this Consent, Sublessee hereby assumes, with respect to Landlord, all of the indemnity and insurance obligations of the Sublessor under the Lease for the sublease term and to the extent of the Subleased Premises, including, without limitation, all insurance required by the Lease, provided that nothing set forth herein shall be construed as relieving or releasing Sublessor from any such obligations. Landlord and its property manager, TMG Partners, or any other person or entity identified by Landlord as holding an interest in the Building shall be named as

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additional insureds under all insurance required to be carried by Sublessee pursuant to this Section 14, and Sublessor shall furnish Landlord with a certificate of insurance before commencing occupancy of the Subleased Premises.

15.     Pursuant to Section 7.4F of the Master Lease, Sublessor as Tenant under the Master Lease, shall be obligated to pay to Landlord, on a monthly basis, $2,125.00 each month through the term of the Sublease, which expires on September 30, 2015; this amount is equal to fifty percent (50%) of the total monthly Base Rent in the amount of $4,250.00 payable by Sublessee as Base Rent under the Sublease throughout the term of the Sublease. [The parties hereto agree that instead of having Sublessee pay such amount to Sublessor and then having Sublessor pay such amount to Landlord, Sublessee shall pay such amount directly to Landlord each month, and such direct payment by Sublessee shall be deemed to satisfy Sublessor's obligation to Landlord pursuant to Section 7.4F of the Master Lease.]

16. Demising.

(a) Sublessee shall construct a demising wall between the Subleased Premises and the portion of the Premises covered by the Master Lease that Sublessor shall continue to occupy during the term of the Sublease. The plan for such work and the contractor's bid is attached hereto as Exhibit A, and, by its execution hereof, Landlord approves such plan and such bid. Upon completion of construction of the demising wall in accordance with such plan, Sublessee shall deliver to Landlord invoices evidencing the costs incurred for the construction of the demising wall ("Demising Costs") and evidence of Sublessee's payment of such amounts and, within thirty (30) days thereafter, provided that no default exists under the Quantenna Direct Lease, Landlord shall reimburse Sublessee for a portion of the Demising Costs, but in no event shall Landlord's reimbursement obligation hereunder exceed Seven Thousand Seven Hundred Twenty Three Dollars ($7,723.00).

(b) At the end of the term of the Sublease, Sublessor shall have the right to require that the demising wall be removed and the Subleased Premises be restored to its condition as of the date of this Consent (collectively, such work being referred to herein as the "Restoration"). The parties agree that Sublessee shall deposit Three Thousand Dollars ($3,000.00) with Landlord concurrently with Sublessee's execution of this Consent. If Sublessor requires Restoration at the end of the term of the Sublease, Sublessor shall notify Landlord and Sublessee of such election within thirty (30) days after the end of the term of the Sublease and Landlord shall contribute such funds to the cost of the Restoration. If Sublessor does not notify Landlord and Sublessee within thirty (30) days after the end of the term of the Sublease that it requires Restoration, then Landlord shall return such funds to Sublessee.

The execution of a copy of this Consent by Sublessor and by Sublessee shall indicate your joint and several confirmation of the foregoing conditions and of your agreement to be bound thereby and shall constitute Sublessee's acknowledgment that it has received a copy of the Lease.

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IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year of Sublease.

LANDLORD:

JER BAYSIDE, LLC,
a Delaware limited liability company

By:	JER Bayside Member, LLC, a Delaware limited liability company Its: Sole Member

	By:	TMG Bayside, LLC a Delaware limited liability company Its: Administrative Member

		By:	TMG Partners, a California corporation Its: Managing Member

		By:	/s/Lynn Tolin
		Its:	Lynn Tolin
		Date:	SVP

SUBLESSOR:

DCG SYSTEMS, INC.,
a Delaware corporation

By:	/s/ ISRAEL NIV
Name:	ISRAEL NIV
Title:	CEO

SUBLESSEE:

QUANTENNA COMMUNICATIONS, INC.,
a Delaware corporation

By:	/s/ Sam Heidari
Name:	Sam Heidari
Title:	CEO

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EXHIBIT A

PLAN FOR DEMISING WALL AND CONTRACTOR'S BID

[see attached]

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(N) BLACKOUT FILM (3) WINDOWS
CUT IN (N) 3090 DOOR
(E) WALL
(N) FULL-HEIGHT WALL
PRODUCTION STOCKROOM
FUTURE MANUFACTURING
OPEN OFFICE
CONFERENCE
BOARD ROOM
BREAKROOM

NEW FLOOR PLAN

1/16" = 1'-0"

Demising Wall

GENERAL NOTES

SHEET NOTES

1. PREP FLOOR FOR NEW VCT, TYPICAL AT MANUFACTURE STORAGE & ENGINEER LAB
2. PREP FLOOR FOR NEW CARPET, TYPICAL AT ALL OFFICES & CONFERENCE ROOMS
5. (N) ADA SINK & BASE CABINET
15. (N) ADA RESTROOM SIGNAGE
16. ROOF TOP ACCESS
18. NEUTRALIZATION AS BY MANUFACTURER

SHEET NOTES CONTINUED

22. ADD FOR ADA RESTROOM TYPICAL DOT'S RESTROOM SHALL BE CODE COMPLIANT.

WALL LEGEND

(E) DRINKING FOUNTAIN 3

ENLARGED PLAN @ RM 153-155 2

ENLARGED PLAN @ SHOWER 1

KEY PLAN

habitec architecture | interior design

DCG SYSTEMS

TENANT IMPROVEMENT
3400 WEST WARREN AVE.
FREMONT, CALIFORNIA 94538

REVISIONS

REVIEWED FOR CODE COMPLIANCE
JUL 11 2013
TRS AND ASSOCIATES
NEW FLOOR PLAN

05.29.13
AS SHOWN
JC

A2.1

DCG Sublease Work

CSI CODE		ACTIVITY DESCRIPTION	ESTIMATE
01		GENERAL REQUIREMENTS
	1040	PROJECT SUPERVISION	1,800
	1041	PROJECT MANAGEMENT	880
	1520	TEMPORARY CONSTRUCTION	600
	1742	FINAL CLEANING	375
02		SITE WORK & DEMOLITION
	2050	DEMOLITION	750
08		DOORS, WINDOWS, & OPENINGS
	8800	GLASS DOORS	4,223
09		FINISHES
	9250	DRYWALL & METAL FRAMING	6,450
	9650	FLOOR COVERINGS	304
	9900	PAINTING	650
15		MECHANICAL
	15500	FIRE SPRINKLERS	800
16		ELECTRICAL
	16400	ELECTRICAL SERVICE, DISTRIBUTION, & LIGHTING	1,825
		CONSTRUCTION SUBTOTAL	$18,657
	25100	LIABILITY INSURANCE	243
	25200	OVERHEAD & PROFIT	1,890
		PTOJECT TOTAL	$20,789

TECHNICAL BUILDERS INC.	3/19/2014	PAGE 1

STANDARD SUBLEASE

1.    Basic Provisions ("Basic Provisions").

1.1.
Parties: This Sublease ("Sublease"), dated for reference purposes only March 18, 2014, is made by and between DCG Systems, Inc. ("Sublessor") and Quantenna Communications, Inc. ("Sublessee"),(collectively the "Parties", or individually a "Party").

1.2.
Premises: A portion of that certain real property, including all improvements therein, and commonly known by the street address of 3400 W Warren Ave, Fremont located in the County of Alameda, State of California and generally described as ±5,000 square feet in the Northwest area, designated on the attached floorplan ("Premises").

1.3.	Term: One (1) year and Five (5) months commencing May 1, 2014 ("Commencement Date") and ending September 30, 2015 ("Expiration Date").

1.4.	Base Rent: $4,250 (.85 NNN PSF) per month ("Base Rent"), payable on the first day of each month commencing May 1, 2014.

1.5.	[intentionally deleted]

1.6.	Rent and Other Monies Paid Upon Execution:

a.	Monthly Expenses:

i.	Base rent: $4,250.00 monthly.

ii.	Net operating expenses of $1,400, calculated at the rate of $0.28 per square foot; and

iii.	Utilities expenses of $1,500, calculated at the rate of $0.30 per square foot,

iv.	Net operating expenses and utilities may be trued up to actual rates at the end of the lease if requested by either Sublessor or Sublessee

b.	Gross monthly rent: $7,150 (the sum of the base rent and the other monthly expenses).

c.	Security Deposit: $4,250.00 ("Security Deposit").

d.
Total due upon execution of this lease: $14,400, an amount which includes: the first month's rent, the Security Deposit, net expenses, electrical and HVAC expenses, and $3,000 deposit for wall removal.

1.7.	Agreed Use: The Premises shall be used and occupied only for general office use and for related legally permissible use, and for no other purposes.

1.8.	Real Estate Brokers:

a.	Representation: CBRE ("Broker") represents both Sublessor and Sublessee ("Dual Agency").

b.	Payment to Brokers: No payment is due to Broker at any time for the brokerage services rendered by the Brokers.

1.9.	Attachments. Attached hereto are the following, which shall be considered part of this Sublease:

a.	Floorplan;

b.	Contractor's bid;

c.	A copy of the master lease and any and all amendments to such lease (collectively the "Master Lease"); and

d.	An estimate of the net expenses and electrical usage to be paid monthly.

1.10.	Additional Provisions.

a.	Construction: Certain modifications will be made to the Premises (hereinafter referred to as the "Project"), including construction of a new wall(s) and cutting of a new door.

i.	Each party will contribute the following amounts towards the Project:

A.	Sublessee: $9,066.

B.	Sublessor: $4,000.

C.	Master Lessor: $7, 723.
Total amount: $20,789.

Overage: Any amount in excess of $20,789 will be payable by Sublessee.

ii.
Sublessor will submit $3,000 to the Master Lessor to be held in trust as a deposit towards removal of the wall(s) and sealing the door put in place by the Project, should removal be required by Maser Lessor at the end of the Term or upon termination of the Master Lease.[1]

iii.	Paint on the Sublessor's side of the new wall will match Sublessor's existing wall color.

iv.	The Project will not establish any doors that allow Sublessee to access Sublessor's own premises.

v.	If required by Sublessor, Sublessee will remove the door and reseal the Northwest wall at its own expense upon termination of this Sublease.

vi.
If required by Sublessor, Sublessee will remove the wall or walls established during the Project at its own expense at the end of the Term. If Sublessor does not require wall removal, the $3,000 deposit will be returned to Sublessee.

vii.	The Project will not be considered an Improvement under the Master Lease.

viii.	Sublessee will be responsible for overseeing the Project and construction.

A	Sublessee will ensure that all work is performed in a good and professional manner and so as not to interfere with the occupancy of the Sublessor.

B.
At all times during the construction of the Project, Sublessee shall require all of Sublessee' s contractors, subcontractors, laborers, materialmen and suppliers to maintain adequate worker's compensation and general liability insurance.

C.	Sublessee will keep the Project free from any liens arising out of work performed.

b.	Security Access. Sublessee will establish its own, independent security system on the existing southwest door.

c.	Lighting. Sublessee is responsible for the light bulbs in the Premises.

d.	Mail and visitors. Sublessee will not receive mail or visitors at the address 3400 West Warren Avenue, Fremont, CA 94538.
2.     Premises.

2.1.
Letting. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different.

2.2.
Condition. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"). Existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HV AC") are provided "as-is", and Sublessor makes no warranty as to their condition. Any repairs to HVAC shall be made at Sublessee's sole expense.

2.3.
Acknowledgements. Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to

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1 Note that removal is still Sublessee's responsibility and expense (see Section l.l0vi).

honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.4.
Americans with Disabilities Act. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at Sublessee's expense.

3.    Possession.

3.1.
Early Possession. Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.2.
Delay in Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

3.3.
Sublessee Compliance. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4.     Payment of Rent and Other Charges.

4.1.
Base Rent. Base Rent shall be payable in lawful money of the United States. One half of the Base Rent shall be payable to Master Lessor at the address stated herein and the other half shall be payable to Sublessor. Base Rent may be paybable to such other persons or at such other places as Sublessor or Master Lessor may designate in writing.[2]

4.2.	Net Operating Expenses. Net Operating expenses shall be payable to the Master Lessor in the same way as defined in 4.1 above.

4.3.
Utilities. Utilities expenses shall be payble to the Sublessor. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5.
Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

6.	Master Lease.

6.1.	Sublessor is the lessee of the Premises by virtue of the "Master Lease", wherein JER Bayside, LLC, a Delaware Limited liability Company, is the lessor, hereinafter the "Master Lessor".

6.2.	This Sublease is and shall be at all times subject and subordinate to the Master Lease.

6.3.
The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master

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2 The Base Rent shall be shared equally between Master Lessor and Sublessor. Over the Term of 17 months each party will receive a gross amount prior to electrical/NNN's of $36,125.

Lease the word "Landlord" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Sublessee herein.

6.4.
During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Article 2 in its entirety; 3.3; 4.6; 5.l(B); 5.l(C); 5.2(B); 5.2(D); 6.3; Article 7 in its entirety; Article 10 in its entirety; 13.12(C)(2); 12.12(C)(3); and Exhibit E.

6.5.
The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

6.6.
Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7.
Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

6.8.	Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

7.	Assignment of Sublease and Default.

7.1.	Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

7.2.
Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

7.3.
Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

7.4.	No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

8.	Consent of Master Lessor.

8.1.
In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

8.2.
In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

8.3.	In the event that Master Lessor does give such consent then:

a.
Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

b.	The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

c.	The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

d.
In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

e.
Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

f.
In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

g.
Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease.

8.4.
The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease and Sublessor's authority to sublet the Premises defined herein.

8.5.
Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect. Master Lessor hereby waives any modification necessary under the Master Lease regarding Sublessor's title to such Premises during the terms of this Sublease.

8.6.
In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

9.	[Intentionally Deleted]

10.
Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

11.
Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

12.
No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

[Signatures appear on the following page]

IN WITNESS HEREOF, the parties have executed this Sublease as of the respective dates set forth below with the intent to be legally bound thereby as of the effective date.

By Sublessor:		By Sublessee:

DCG Systems, Inc.,		Quantenna Communications, Inc.
3400 West Warren Ave.		3450 West Warren Ave.
Fremont, CA 94538		Fremont, CA 94538

Date:	3/26/2014	Date:	3/24/14

Signature:	/s/ Israel Niv	Signature:	/s/ Sam Heidari

Name & Title:	Israel Niv, CEO	Name & Title:	Sam Heidari, CEO

Telephone:	(510) 897-6800	Telephone:	(510) 743-2264

Representative Name & Email:		Representative Name & Email:
Bob Connors, bob_connors@dcgsystems.com		Diane Krzysik, diane@quantenna.com

By Broker:
CBRE, Inc.
225 W. Santa Clara St, San Jose, CA
Telephone:	(408) 453-7417

Date:	3/27/14

Signature:	/s/ Christopher Shepherd

Name & Title: Thomas Taylor/Christopher
Shepherd/Matthew Taylor Executive Vice President/First Vice President/ Associate

Email: thomas.taylor@cbre.com/
christopher.shepherd@cbre.com/
matthew.taylor@cbre.com

Federal ID No. Broker/Agent DRE License#:
00944083/ 17007888/Broker/Agent DRE License#: 00944083/ 17007888/01897355 01897355

Consent to the above Sublease is hereby given:		SEE LANDLORDS CONSENT AND AGREEMENT DATED MARCH 18, 2014

By Master Lessor:
JER Bayside Member, LLC.

Signature:

Date:
Name & Title:
Telephone:
Representative Name & Email:

(N) BLACK OUT FILM (3) WINDOWS
CUT IN (N) 3090 DOOR
(E) WALL
(N) FULL-HEIGHT WALL

NEW FLOOR PLAN

1/16" = 1'-0"

SHEET NOTES

WALL LEGEND

SHEET NOTES CONTINUED

22 SEE A03 FOR ADA RESTROOM TYPICAL DET'S. RESTROOMS SHALL BE CODE COMPLIANT.

GENERAL NOTES

HM

(E) DRINKING FOUNTAIN 3

ENLARGED PLAN @ RM 153-155 2

ENLARGED PLAN @ SHOWER 1

KEY PLAN

habitec architecture | interior design

DCG SYSTEMS

TENANT IMPROVEMENT
3400 WEST WARREN AVE.
FREMONT, CALIFORNIA 94538

REVISIONS

REVIEWED
JUL 15 2013

NEW FLOOR PLAN

AS SHOWN

JC

A2.1

DCG Sublease Work

CSI CODE		ACTIVITY DESCRIPTION	ESTIMATE
01		GENERAL REQUIREMENTS
	1040	PROJECT SUPERVISION	1,800
	1041	PROJECT MANAGEMENT	880
	1520	TEMPORARY CONSTRUCTION	600
	1742	FINAL CLEANING	375
02		SITE WORK & DEMOLITION
	2050	DEMOLITION	750
08		DOORS, WINDOWS, & OPENINGS
	8800	GLASS DOORS	4,223
09		FINISHES
	9250	DRYWALL & METAL FRAMING	6,450
	9650	FLOOR COVERINGS	304
	9900	PAINTING	650
15		MECHANICAL
	15500	FIRE SPRINKLERS	800
16		ELECTRICAL
	16400	ELECTRICAL SERVICE, DISTRIBUTION, & LIGHTING	1,825
		CONSTRUCTION SUBTOTAL	$18,657
	25100	LIABILITY INSURANCE	243
	25200	OVERHEAD & PROFIT	1,890
		PTOJECT TOTAL	$20,789

TECHNICAL BUILDERS INC.	3/19/2014	PAGE 1

SECOND SUBLEASE

1.	Basic Provisions ("Basic Provisions").

1.1.
Parties: This Second Sublease ("Second Sublease"), dated for reference purposes only June 8, 2015, is made by and between DCG Systems, Inc. ("Sublessor") and Quantenna Communications, Inc. ("Sublessee"), (collectively the "Parties", or individually a "Party").

1.2.	Previous Sublease. Whereas, the Parties executed a sublease dated March 18, 2014, for subtenancy of the Premises from May 1, 2014 and ending September 30, 2015 ("First Sublease").

1.3.
Premises: A portion of that certain real property, including all improvements therein, and commonly known by the street address of 3400 W Warren Ave, Fremont located in the County of Alameda, State of California and generally described as ±5,000 square feet in the Northwest area, designated on the attached floorplan ("Premises").

1.4.
Term: Thirty-six (36) months commencing October 1, 2015 ("Commencement Date") and ending September 30, 2018 ("Expiration Date"), subject to early termination at any time (without penalty, other than apportionment of applicable monthly expenses through the termination date) upon at least six (6) months prior notice.

1.5.
Base Rent: $4,675.00 (0.935 NNN psf) per month ("Base Rent"), payable on the first day of each month commencing October 1, 2015, subject to adjustment as noted below. Rent and Other Monies Paid Upon Execution:

a. Monthly Expenses:

i.
Base rent: $4,675.00 monthly. The base rent shall be adjusted to $4,908.75 per month commencing October 1, 2016 through September 30, 2017. The base rent shall be further adjusted to $5,154.19 per month commencing October I, 2017 through September 30, 2018.

ii.	Net operating expenses of $1,400, calculated at the rate of $0.28 per square foot; and

iii.	Utilities expenses of $1,500, calculated at the rate of $0.30 per square foot,

iv.	Net operating expenses and utilities may be trued up to actual rates at the end of the lease if requested by either Sublessor or Sublessee.

b.	Gross monthly rent: $7,575.00 (the sum of the base rent and the other monthly expenses).

c.
Security Deposit: Sublessee submitted a security deposit of $4,250.00 ("Security Deposit") for the First Sublease, which amount will be applied towards the Second Sublease. No additional security deposit is required for the Second Sublease.

1.6.	Agreed Use: The Premises shall be used and occupied only for general office use and for related legally permissible use, and for no other purposes.

1.7.	Real Estate Brokers:

a.	No real estate broker was used for this Second Sublease.

1.8.	Attachments. Attached hereto are the following, which shall be considered part of this Second Sublease:

a	Floorplan;

b.	A copy of the master lease and any and all amendments to such lease (collectively the "Master Lease"); and

c.	An estimate of the net expenses and electrical usage to be paid monthly.

1.9.	Additional Provisions.

a.
Construction: Sublessee was permitted to make certain modifications to the Premises under the First Sublease, including construction of a new wall and cutting of a new door (hereinafter referred to as the "Project").

i.
Under the First Sublease, Sublessor submitted $3,000 to the Master Lessor to be held in trust as a deposit towards removal of the wall(s) and sealing the door put in place by the Project, should removal be required by Master Lessor at the end of the Term or upon termination of the Master Lease.

ii.	If required by Sublessor, Sublessee will remove the door and reseal the Northwest wall at its own expense upon termination of this Second Sublease.

iii.
If required by Sublessor, Sublessee will remove the wall or walls established during the Project at its own expense at the end of the Term, subject to contribution of $3,000 by Master Lessor in accordance with Section 16(b) of Landlord's Consent and Agreement (Sublease) dated March 18, 2014. If Sublessor does not require wall removal, the $3,000 deposit will be returned to Sublessee.

iv.	The Project will not be considered an Improvement under the Master Lease.

b.	Security Access. Sublessee will establish its own, independent security system on the existing southwest door.

c.	Lighting. Sublessee is responsible for the light bulbs in the Premises.

d.	Mail and visitors. Sublessee will not receive mail or visitors at the address 3400 West Warren Avenue, Fremont, CA 94538.

2.	Premises.

2.1.
Letting. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Second Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different

2.2.
Condition. Existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC") are provided "as-is", and Sublessor makes no warranty as to their condition. Any repairs to HVAC shall be made at Sublessee 's sole expense.

2.3.
Acknowledgments. Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Second Sublease. In addition, Sublessor acknowledges that: (i) brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Second Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.4.
Americans with Disabilities Act. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at Sublessee's expense.

3.	Possession. Sublessee is already in possession of the premises under the First Sublease and such possession shall continue under the Second Sublease.

3.1.	Sublessee shall be required to perform all of its obligations under this Second Sublease from and after the Start Date, including the payment of Rent.

4.	Payment of Rent and Other Charges.

4.1.	Base Rent. Base Rent shall be payable in lawful money of the United States. Base Rent may be payable to such other persons or at such other places as Sublessor may designate in writing.

4.2.	Net Operating Expenses. Net Operating expenses shall be payable to Sublessor in the same way as defined in 4.1 above.

4.3.
Utilities. Utilities expenses shall be payable to the Sublessor. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5.
Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 3.7 of the Master Lease (as modified by Paragraph 6.3 of this Second Sublease).

6.	Master Lease.

6.1.	Sublessor is the lessee of the Premises by virtue of the "Master Lease", wherein BTP Investors, LLC, hereinafter the "Master Lessor", is the lessor by way of assignment by JER Bayside, LLC.

6.2.	This Second Sublease is and shall be at all times subject and subordinate to the Master Lease.

6.3.
The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Second Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Second Sublease in which event the terms of this Second Sublease document shall control over the Master Lease. Therefore, for the purposes of this Second Sublease, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Sublessee herein.

6.4.
During the term of this Second Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Second Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Article 2 in its entirety; 3.3; 4.6; 5.l(B); 5.l(C); 5.2(B); 5.2(D); 6.3; Article 7 in its entirety; Article 10 in its entirety; l3.12(C)(2); 13.12(C)(3); and Exhibit E.

6.5.
The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

6.6.
Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7.
Sublessor agrees to maintain the Master Lease during the entire term of this Second Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

6.8.	Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

7.	Assignment of Second Sublease and Default.

7.1.
Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Second Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Second Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Second Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

7 .2.
Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Second Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

7.3.	No changes or modifications shall be made to this Second Sublease without the consent of Master Lessor.

8.	Consent of Master Lessor.

8.1.
In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Second Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Second Sublease thereby giving its consent to this Subletting.

8.2.
In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Second Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Second Sublease thereby giving their consent to this Second Sublease.

8.3.	In the event that Master Lessor does give such consent then:

a.
Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

b.	The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

c.	The consent to this Second Sublease shall not constitute a consent to any subsequent subletting or assignment.

d.
In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Second Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

e.
Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Second Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

f.
In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Second Sublease from the time of the exercise of said option to termination of this Second Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Second Sublease.

g.
Unless directly contradicted by other provisions of this Second Sublease, the consent of Master Lessor to this Second Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease.

8.4.
The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Second Sublease and Sublessor's authority to sublet the Premises defined herein.

8.5.
Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect. Master Lessor hereby waives any modification necessary under the Master Lease regarding Sublessor's title to such Premises during the terms of this Second Sublease.

8.6.
In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

9.
Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with this Second Sublease, and that no brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

10.
Attorney's fees. If any Party brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

11.
No Prior or Other Agreements; Broker Disclaimer. This Second Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Second Sublease and as to the use, nature, quality and character of the Premises. The brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Second Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Second Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

IN WITNESS HEREOF, the parties have executed this Second Sublease as of the respective dates set forth below with the intent to be legally bound thereby as of the effective date.

By Sublessor:		By Sublessee:

DCG Systems, Inc.,		Quantenna Communications, Inc.
3400 West Warren Ave.		3450 West Warren Ave.
Fremont, CA 94538		Fremont, CA 94538

Date:	7/15/2015	Date:	7/15/2015

Signature:	/s/ Israel Niv	Signature:	/s/ Tom MacMitchell

Name & Title:	Israel Niv, CEO	Name & Title:	Tom MacMitchell, General Counsel

Telephone:	(510) 897-6800	Telephone:	(510) 743-2260

Representative Name & Email:		Representative Name & Email:
Bob Connors, bob_connors@dcgsystems.com		Tom MacMitchell, tmacmitchell@quantenna.com

Consent to the above Sublease is hereby given:

By Master Lessor:
BTP Investors, LLC
By: Vectra Management Group, Inc., its agent

Signature:	/s/ Raju L. Shah

Name & Title:	Raju L. Shah, Managing Director	Representative Name & Email:
Date:	7/22/2015	Bryan Barnes, bbarnes@vectra.com

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